Advances from Federal Home Loan Bank - Scheduled Maturities of FHLB Advances (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Federal Home Loan Banks [Abstract]
2015, Fixed rate	$ 30,000
2016, Fixed rate	4,000
Total, Fixed rate	$ 34,000
2015, Average cost	0.29%
2016, Average cost	5.34%
Average cost	0.88%	3.72%